Exhibit 99.1

ConnectM Announces Explosive Growth in EV Solutions, Driven by OEM Partnerships and Surging Demand

~200% year-over-year revenue growth in EV Solutions, fueled by adoption across major automotive OEMs~

~9 new OEM partnerships secured in the past 12 months, including VST Tractors, Force Motors, and JBM alongside key legacy partners like Volvo~

MARLBOROUGH, Mass., Feb. 18, 2025 /PRNewswire/ -- ConnectM Technology Solutions, Inc. (NASDAQ: CNTM) (“ConnectM” or the “Company”), a technology company focused on the electrification economy, today announced unprecedented growth across its Transportation and Logistics division in 2024, driven by surging demand for its cutting-edge technology, strategic OEM partnerships, and a rapidly expanding subscription-based network.

200% year-over-year revenue growth in EV Solutions, fueled by adoption across major automotive OEMs

Financial and Operational Highlights

•	Revenue Growth: EV Solutions (a subset of our Transportation and Logistics segment) revenue skyrocketed 200% year-over-year, fueled by adoption across passenger, commercial, and light vehicle OEMs.

•	OEM Expansion: Secured 9 new OEM partnerships in the past 12 months, including industry leaders VST Tractors, Force Motors, and JBM, alongside legacy clients Volvo Eicher, Ashok Leyland, and TI Clean Mobility.

•	Network Scalability: ConnectM’s Energy Intelligence Network now supports over 25,000 EVs (up 48% YoY), with 2,000-3,000 new vehicles added monthly, driving recurring subscription revenue.

•	Breakthrough Innovation: Launched patent-pending Digital Control Unit, integrating Vehicle Control, Instrument Cluster, and Telematics into a single platform. Complemented by Advanced Graphics Visual Unit and Infotainment Solutions for commercial vehicles, enhancing user experience and operational efficiency.

•	Sustainability Leadership: Enabled cumulative reductions of 40.8 million pounds of CO2 emissions and 1.3 million gallons of fuel consumption over three years.

•	Subscription Momentum: AI-driven network subscriptions grow exponentially with each vehicle added, driving high-margin recurring revenue streams.

•	Customer Success: Record satisfaction scores, with clients expanding deployments across multiple vehicle categories post- adoption.

Leadership Commentary

“2024 marked a watershed moment for ConnectM as our EV business transitioned from early adoption to hyper-growth,” said Bhaskar Panigrahi, CEO and Chairman of ConnectM. “Our technology is now embedded in vehicles spanning many major OEM segments, and as these partners accelerate production, our scalable network positions us to capture recurring revenue at an unprecedented pace. With our proprietary innovations and sustainability impact, ConnectM isn’t just participating in the EV revolution-we’re powering its future.”

2025 Outlook

The Company anticipates accelerated growth as OEM partners ramp up EV production, further amplifying subscription revenue and network scale. ConnectM’s focus on high-margin software, AI-driven analytics, and cross-segment OEM relationships solidifies its role as a critical enabler of the global EV ecosystem.

About ConnectM Technology Solutions, Inc.

ConnectM is a pioneer in the electrification economy, integrating energy assets with its AI-driven technology platform. Focused on delivering solutions that drive efficiency, affordability, and sustainability, ConnectM serves home, facility, and fleet across three major segments: Building Electrification, Distributed Energy, and Transportation and Logistics. The company’s vertically integrated approach combines technology, service/distribution networks, and strategic partnerships to accelerate the transition to an all-electric energy economy.

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Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 18, 2024. Such filing identifies and addresses other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:

Investor Relations

Dave Gentry, CEO

RedChip Companies, Inc.

1-407-644-4256

CNTM@redchip.com